UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-269-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 13, 2006, Medco Health Solutions, Inc. (the “Registrant”) was notified that BlueCross and BlueShield of Florida, Inc. will transition its claims processing contract to an alternate provider beginning January 1, 2007. This low-margin account does not include a mail service component and, accordingly, has a minimal effect on the Registrant’s business, financial condition and results of operations.

On February 14, 2006, the Registrant announced that it has renewed its contract with Government Employees Hospital Association, Inc. (“GEHA”), the nation’s third-largest national health insurance plan serving federal civilian employees, retirees and their families. Under the four-year arrangement, which becomes effective January 1, 2007, Medco will continue to administer a comprehensive pharmacy benefit program for the plan’s 425,000 covered beneficiaries. Medco will continue to provide a fully integrated prescription drug program, including traditional and specialty medications across both mail-order and retail pharmacy channels. Annual prescription drug claim costs for the members served by GEHA are approximately $600 million.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report, or that such furnishing is required under Regulation FD or other securities laws.

Cautionary Language Concerning Forward-Looking Statements

The information in this Current Report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this Current Report should be evaluated together with the risks and uncertainties that affect the Company’s business, particularly those disclosed in the Risk Factors section of the Company’s Annual Report on Form 10–K and other reports and registration statements filed from time to time with the Securities and Exchange Commission (SEC File No. 1-31312).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date: February 14, 2006	By:	/s/ David S. Machlowitz
David S. Machlowitz
Senior Vice President, General Counsel and Secretary